October 2007 NYSE: AZZ Exhibit 99.1

BUILDING ON SUCCESS

Except for the statements of historical fact, this presentation may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the
Company with the SEC.  Those risks and uncertainties include, but are not limited to: changes in demand, prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets the
Company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the
Company’s growth strategy; and customer demand and response to products and services offered by the Company.  The Company can give no assurance that such forward-looking statements will prove to be correct.  We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Forward Looking Statement

BUILDING ON SUCCESS

AZZ is a specialty electrical
equipment manufacturer serving the
global markets of power generation,
transmission, distribution and
industrial as well as a leading
provider of hot dip galvanizing
services to the steel fabrication
market nationwide.
Company Overview

BUILDING ON SUCCESS

Galvanizing
42%
Galvanizing
42%
Electrical
and
Industrial
58%
Electrical
and
Industrial
58%
FY2007
$260.3
(in millions)
Projected
FY2008
$315 to $325
(in millions)
Total Company
Sales By Segment

BUILDING ON SUCCESS

66%
6%
28%
59%
12%
29%
Industrial
Transmission
& Distribution
Power
Generation
FY2007
$260.3
(in millions)
Projected
FY2008
$315 to $325
(in millions)
Total Company
Sales By Market Segment

Industrial Utilization Federal Reserve Statistical Release 76.0 76.6 77.2 77.4 78.6 78.7 79.0 79.7 79.9 80.3 81.1 79.8 79.6 80.1 80.7 73 74 75 76 77 78 79 80 81 82 Quarter Ending BUILDING ON SUCCESS 6

Electrical and Industrial Products BUILDING ON SUCCESS 7

BUILDING ON SUCCESS

Electrical and Industrial Products
40%
11%
49%
32%
20%
48%
Industrial
Transmission
& Distribution
Power
Generation
FY2007
$150.3
(in millions)
Projected
FY2008
$185 to $190
(in millions)

Power Generation BUILDING ON SUCCESS 9

Power Transmission BUILDING ON SUCCESS 10

Power Distribution BUILDING ON SUCCESS 11

Industrial / Commercial BUILDING ON SUCCESS 12

$0 $20 $40 $60 $80 $100 $120 $140 $160 BUILDING ON SUCCESS Backlog ($ In Millions) 13

BUILDING ON SUCCESS

132%
$144.8
$75.4
$99.5
$120.7
1st Qtr
2008
105%
$149.2
$81.6
$86.0
$144.8
2
nd
Qtr
2008
118%
$120.7
$260.3
$307.2
$73.8
Fiscal
2007
105%
$73.8
$187.2
$196.2
$64.8
Fiscal
2006
Book to
Ship Ratio
Ending
Backlog
Shipments
Bookings
Beginning
Backlog
Backlog
($ In Millions)

BUILDING ON SUCCESS 15 Galvanizing Services

Application: “After-fabrication” steel corrosion protection Locations: 11 14 facilities in 6 8 states BUILDING ON SUCCESS Galvanizing Services 16

BUILDING ON SUCCESS 17 9% 34% 19% 17% 21% Electrical & Telecommunications OEM's Industrial Bridge & Highway Petrochemical Galvanizing Services

October 2007 NYSE: AZZ

Consolidated Net Sales ($ In Millions) $152.4 $187.2 $260.3 $315 to $325 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2005 2006 2007 2008 Fiscal Year Actual Projected BUILDING ON SUCCESS 19

BUILDING ON SUCCESS

Consolidated Net Sales
First Six Months FY08
($ In Millions)
$115.3
$157.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
YTD 8/31/06 YTD 8/31/07
BUILDING ON SUCCESS

$0.44 $0.69 $1.83 $1.95 to $2.05 $0.00 $0.50 $1.00 $1.50 $2.00 2005 2006 2007 2008 Fiscal year Actual Projected BUILDING ON SUCCESS Earnings Per Share (Fully Diluted) 21

BUILDING ON SUCCESS 22 Earnings Per Share First Six Months FY08 (Fully Diluted) $0.80 $1.01 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 YTD 8/31/06 YTD 8/31/07 BUILDING ON SUCCESS

Electrical and Industrial
Products
9.2%
14.2%
16.0%
7.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
2005 2006 2007 2008
Actual Projected
Galvanizing Services
20%
29%
23.0%
18.4%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2005 2006 2007 2008
Actual Projected
BUILDING ON SUCCESS
Operating Margins

BUILDING ON SUCCESS

Operating Margins
First Six Months FY08
Electrical and Industrial
Products
13.6%
16.6%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
YTD 8/31/06 YTD 8/31/07
Galvanizing Services
31.8%
25.1%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
YTD 8/31/06 YTD 8/31/07
BUILDING ON SUCCESS

Cash Provided By Operations/
EBITDA/Free Cash Flow
($ In Millions)
($5.0)
$5.0
$15.0
$25.0
$35.0
$45.0
$55.0
2003 2004 2005 2006 2007 2008
Fiscal Year
Cash Pro.  By Oper. Free Cash Flow EBITDA
Projected
BUILDING ON SUCCESS

Total Bank Debt/Long Term
Debt to Equity
($ In Millions)
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
2002 2003 2004 2005 2006 2007 2008
0
0.2
0.4
0.6
0.8
1
1.2
Debt
Debt to Equity Ratio
BUILDING ON SUCCESS

Projected
Fiscal Year

Capital Expenditures/
Depreciation
$6.6 $6.6
$11.4
$10.0
$5.7
$5.6
$6.7
$8.0
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
2005 2006 2007 Projected
2008
Capital Expenditures Depreciation Projected CE Projected Depr.
BUILDING ON SUCCESS
($ In Millions)

Return On Assets
Electrical and Industrial
Products
9%
14%
22%
0%
5%
10%
15%
20%
25%
2005 2006 2007
Galvanizing Services
21.0%
27%
49%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2005 2006 2007
BUILDING ON SUCCESS

NYSE: AZZ